UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 27, 2006

FactSet Research Systems Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7
Norwalk, Connecticut 06851
(Address of principal executive offices)

(203) 810-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulaton FD Disclosure

On February 27, 2006, FactSet Research Systems Inc. issued a press release announcing it has acquired europrospectus.com Limited. The press release is attached as Exhibit 99.1 to this report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

                 (c)         Exhibits

Exhibit
No.	Description
–––––	––––––––––––––––––––––––––––––
99.1	Press Release, dated as of February 27, 2006

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)
By:

Date:	February 27, 2006	/s/ Peter G. Walsh
–––––––––––––––––––
Peter G. Walsh
Senior Vice President,
Chief Financial Officer and Treasurer

EXHIBIT 99.1

EXHIBIT INDEX

Exhibit
No.	Description of Document
–––––	––––––––––––––––––––––––––––––
99.1	Press Release, dated as of February 27, 2006

FactSet Research Systems Inc.
601 Merritt 7
Norwalk, Connecticut 06851
203.810.1000/ 203.810.1001 Fax

News Release

FOR IMMEDIATE RELEASE

FactSet Research Systems Acquires europrospectus.com Limited.

Norwalk, Connecticut—February 27, 2006—FactSet Research Systems Inc. (NYSE: FDS), a major supplier of computer-based financial and economic data to the investment community, today announced that it has completed the acquisition of europrospectus.com Limited.

europrospectus.com was formed in 1997 to collect and provide quick access to hard-to-find equity, fixed income and derivatives prospectuses. The service offers full text, clause and field searching on debt, equity and warrant prospectuses, programs, pricing supplements and M&A transactions. The global, web-based service (www.europrospectus.com) is used by investment banks, law firms, asset managers and other professionals in the international capital markets.

europrospectus.com is headquartered in East Sussex, England. The company currently has annual revenues of $3.0 million and is supported by 29 employees. The purchase price was approximately $7.5 million and paid out of available cash.

About FactSet
FactSet Research Systems Inc. is a leading provider of global financial and economic information, including fundamental data on tens of thousands of companies worldwide. Combining more than 200 databases into its own dedicated online service, the Company also provides the tools to download, combine and manipulate the data for investment analysis. The Company, headquartered in Norwalk, Connecticut, was formed in 1978 and now conducts operations from more than twenty-two locations worldwide including Boston, New York, Chicago, San Mateo, London, Tokyo, Hong Kong, Sydney and Frankfurt.

About europrospectus.com
europrospectus.com was set up in 1997 to provide quick and precise access to hard-to-find prospectuses and clauses within them, via text, field and clause searches. The global service (www.europrospectus.com) is now being used by investment banks, law firms and other professionals in the international capital markets. europrospectus.com can offer its service for internal use only, or to be incorporated within a client’s extranet, or both.

Contact: Peter Walsh, 203.810.1000